                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT(DATE OF EARLIEST EVENT REPORTED): NOVEMBER 13, 1996



                          BARRINGER LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State of other jurisdiction of incorporation)



        0-8241                                         84-0951626
     (Commission                                    (I.R.S. Employer
     File Number)                                  Identification No.)



                       15000 WEST SIXTH AVENUE, SUITE 300
                             GOLDEN, COLORADO 80401
          (Address of principal executive offices, including zip code)




                                 (303) 277-1687
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

     Effective November 11, 1996, Stanley S. Binder resigned as a director of Barringer Laboratories, Inc., subsequent to Barringer Technologies Inc.'s sale of 250,000 shares or more of the issued and outstanding shares of Barringer Laboratories, Inc. stock owned by Barringer Technologies Inc.


     Effective November 11, 1996, John J. Harte resigned as a director and Chairman of the Board of Barringer Laboratories, Inc., subsequent to Barringer Technologies Inc.'s sale of 250,000 shares or more of the issued and outstanding shares of Barringer Laboratories, Inc. stock owned by Barringer Technologies Inc.




                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                         BARRINGER LABORATORIES, INC.



November 13, 1996     By /s/ Charles E. Ramsay
                         ----------------------------
                         Charles E. Ramsay, Secretary


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